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Scudder Florida Tax-Free Income Fund

Classes A, B and C

Semiannual Report

February 28, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Florida Tax-Free Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KFLAX	811-204205
Class B	KFLBX	811-204809
Class C	KFLCX	811-204882

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary February 28, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	1.21%	6.53%	4.61%	5.52%	6.40%
Class B	.78%	5.64%	3.73%	4.66%	5.50%(a)
Class C	.77%	5.56%	3.71%	4.65%	5.52%(a)
Lehman Brothers Municipal Bond Index++	1.99%	6.84%	5.53%	6.37%	6.91%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/02	$ 10.30	$ 10.28	$ 10.29
8/31/01	$ 10.40	$ 10.38	$ 10.38
Distribution Information: Six Months: Income Dividends	$ .22	$ .17	$ .17
February Income Dividend	$ .033	$ .027	$ .026
SEC 30-day Yield+	3.45%	2.94%	2.86%
Current Annualized Distribution Rate (based on Net Asset Value)+	4.18%	3.47%	3.32%
Tax Equivalent Yield+	5.62%	4.79%	4.66%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.6%. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - Florida Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	13	of	60	22
3-Year	15	of	58	24
5-Year	17	of	56	30
10-Year	5	of	15	32

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Florida Tax-Free Income Fund - Class A -- Lehman Brothers Municipal Bond Index++

Yearly periods ended February 28

Comparative Results (Adjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,174	$10,934	$12,494	$17,755
	Average annual total return	1.74%	3.02%	4.55%	5.91%
Class B(c)	Growth of $10,000	$10,264	$10,961	$12,457	$17,088(a)
	Average annual total return	2.64%	3.11%	4.49%	5.50%(a)
Class C(c)	Growth of $10,000	$10,556	$11,154	$12,550	$17,109(a)
	Average annual total return	5.56%	3.71%	4.65%	5.52%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,684	$11,752	$13,615	$19,513
	Average annual total return	6.84%	5.53%	6.37%	6.91%

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Florida Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 2/28/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

March 6, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of March 6, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Scudder Florida Tax-Free Income Fund's management team of Philip G. Condon and Eleanor R. Brennan, co-lead portfolio managers, discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform in the six-month period ending February 28, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues slightly underperformed taxable bonds on a pretax basis. The Lehman Brothers Municipal Bond Index, which invests in issues from municipalities throughout the United States, gained 1.99 percent during the period. (See table below.)

Q: How were municipal bonds affected by the U.S. economy during the period?

A: While municipal bond yields were less volatile than their taxable counterparts over the last six months, they still fluctuated this period. Following the Federal Reserve Board's three separate 50 basis-point cuts to interest rates in September, October and November, the yield curve between two and 10 years steepened dramatically in both municipal bonds and U.S. Treasury bonds. (The yield curve represents yields for bonds with different maturities.)

Municipal bonds deliver solid relative results
Index	Return (6 months ending 2/28/02)
Lehman Brothers Municipal Bond Index	1.99%
Lehman Brothers Corporate Bond Index	2.37%
Lehman Brothers High-Yield Index	-2.03%
S&P 500 Index	-1.69%
Nasdaq	-4.09%

As the economy appeared to be bouncing back in early 2002, shorter-maturity issues saw their rates fall further. At that time, the overall yield curve steepened, and municipal bonds with maturities in the range of five years to 10 years rallied the most. Our overall focus on intermediate-term issues with solid credit quality benefited performance over the course of the six-month period due to the strong performance of the two-year to 10-year part of the yield curve.

Q: How did Scudder Florida Tax-Free Income Fund perform during the period?

A: Scudder Florida Tax-Free Income Fund delivered 1.21 percent (Class A shares unadjusted for sales charge) during the reporting period, slightly outperforming its typical peer in the Florida Municipal Debt Funds category, which returned 1.14 percent, according to Lipper, Inc. Our focus on intermediate-term issues with strongly rated credits helped the fund edge ahead of its typical peer.

Q: How was Scudder Florida Tax-Free Income Fund positioned over the last six months?

A: During the period, we remained committed to our focus on intermediate-term credits. At the same time, we continued to keep the majority of the fund's assets invested in high-quality issues. During the period, we typically had more than 80 percent of assets invested in issues with credit ratings of AA or above. That focus on higher-quality securities helped, particularly in the months following September 11, as the stock market's turmoil increased investor interest in bonds.

Q: How have you positioned Scudder Florida Tax-Free Income Fund for the road ahead?

A: Going forward, we are positioning the fund for normalization in the municipal bond yield curve. We believe the yield curve will continue to flatten as the U.S. economy rights itself from the recession and instead begins to see growth rates increase. As a result, we expect to continue to purchase some longer-term intermediate issues, since we currently believe they stand to be hurt less by a flattening yield curve. Further, we continue to find select issues in the health care sector appealing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2002

Portfolio Composition	2/28/02	8/31/01

Revenue Bonds	77%	82%
U.S. Government Secured	13%	11%
General Obligation Bonds	10%	7%
	100%	100%

Quality	2/28/02	8/31/01

AAA	69%	70%
AA	13%	11%
A	3%	1%
BBB	7%	9%
Not Rated	8%	9%
	100%	100%

Effective Maturity	2/28/02	8/31/01

1-10 years	42%	36%
11-20 years	58%	64%
	100%	100%

Interest Rate Sensitivity	2/28/02	8/31/01

Average Maturity	11.0 years	11.4 years
Duration	7.9 years	8.2 years

Portfolio Composition, Quality, Effective Maturity and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.7%
Florida 90.8%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series E, 5.25%, 10/1/2012 (b)	1,000,000	1,048,326
Charlotte County, FL, Utility Revenue, Prerefunded, 6.75%, 10/1/2013 (b)	250,000	273,913
Dade County, FL, Airport Revenue, Series B, 6.55%, 10/1/2013 (b)	2,000,000	2,086,480
Dade County, FL, Industrial Development Revenue, 6.25%, 10/1/2011 (b)	500,000	586,910
Dade County, FL, State Agency (REV) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,055,863
Escambia County, FL, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,112,480
Escambia County, FL, Single Family Housing Revenue, Series A, 6.9%, 4/1/2020	380,000	389,489
Florida, 6.0%, 11/1/2018 (b)	1,250,000	1,431,288
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,092,990
Florida, Public Housing Revenue, 5.2%, 1/1/2031	1,870,000	1,955,590
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019 (c)	1,000,000	1,047,310
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	863,760
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,621,820
Greater Orlando, FL, Airport Revenue, 5.75%, 10/1/2011 (b)	1,690,000	1,852,325
Hidalgo County, FL, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	942,510
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, 6.5%, 8/15/2019 (b)	1,000,000	1,198,790
Hillsborough County, FL, Industrial Development Revenue, Industrial Development Authority, University Community Hospital Project, 5.625%, 8/15/2023	1,000,000	966,740
Hillsborough County, FL, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,065,510
Jacksonville, FL, Sales & Special Tax Revenue, 5.5%, 10/1/2013 (b)	1,000,000	1,097,170
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,090,810
Key West, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (d)	4,975,000	2,759,782
Marion County, FL, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,015,590
Melbourne, FL, Water & Sewer Revenue, Water & Sewer, Zero Coupon, 10/1/2016 (b)	1,350,000	661,878
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	794,245
Miami-Dade County, FL, Sales & Special Tax Revenue, Series A, Zero Coupon, 10/1/2014 (b)	2,000,000	1,087,860
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, 9.75%, 1/1/2023	965,000	1,012,179
North Miami, FL, Higher Education Revenue, Johnson & Wales University Project:
Series A, 6.1%, 4/1/2013	1,285,000	1,325,580
Series A, 6.125%, 4/1/2020	1,500,000	1,538,805
Orange County, FL, Health Facilities Authority Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,517,415
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
Series A, 6.25%, 10/1/2016 (b)	880,000	1,033,560
Series A, 6.25%, 10/1/2018 (b)	500,000	583,200
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,658,800
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,535,952
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	490,085
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,195,440
Orlando, FL, Water & Sewer Revenue, Community Utilities, Series A, 5.25%, 10/1/2018	750,000	779,310
Palm Beach County, FL, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,115,560
Palm Beach County, FL, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	139,493
Palm Beach County, FL, Resource Recovery Revenue, Solid Waste Authority, Series A, Zero Coupon, 10/1/2013 (b)	2,865,000	1,674,908
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 5.25%, 1/1/2011	2,200,000	2,288,264
Pinellas County, FL, Industrial Development Revenue, Florida Power Corp., 7.2%, 12/1/2014	2,000,000	2,048,960
Seminole County, FL, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,048,530
St. John's County, FL, Water & Sewer Revenue, Series A, Zero Coupon, 6/1/2016 (b)	440,000	219,569
St. Petersburg, FL, Allegheny Health Systems, Series A, Prerefunded, 6.75%, 12/1/2021 (b)	1,000,000	1,024,150
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,727,025
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,105,389
Tampa Bay, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b)	3,165,000	1,753,568
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,322,382
Tampa Bay, FL, Sales & Special Tax Revenue, Zero Coupon, 10/1/2016 (b)	375,000	184,118
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b)	1,850,000	2,094,552
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,063,060
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	531,530
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,975,000	3,202,171
		69,312,984
Puerto Rico 5.6%
Puerto Rico Commonwealth, 6.25%, 7/1/2013 (b)	1,850,000	2,206,828
Puerto Rico Commonwealth, Inverse Floater, 10.747%, 7/1/2016** (b)	1,000,000	1,345,720
Puerto Rico Commonwealth, Zero Coupon, 7/1/2017	1,500,000	702,315
		4,254,863
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	648,006
Virginia 1.4%
Richmond, VA, Core City GO, Public Improvement, 5.375%, 7/15/2015 (b)	1,000,000	1,080,930
Total Long-Term Municipal Investments (Cost $70,310,985)		75,296,783

Short-Term Municipal Investments 1.3%
Florida
Hillsborough County, FL, Pollution Control Revenue, Industrial Development Authority, Tampa Electric Co., 1.35%, 9/1/2025* (Cost $1,000,000)	1,000,000	1,000,000
Total Investment Portfolio - 100.0% (Cost $71,310,985) (a)		76,296,783

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of February 28, 2002.
** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of February 28, 2002.
(a) The cost for federal income tax purposes was $71,168,368. At February 28, 2002, net unrealized appreciation for all securities based on tax cost was $5,128,415. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,142,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,534.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.
(c) When-issued or forward delivery securities (see Notes to Financial Statements).
(d) At February 28, 2002, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.
ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.
Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2002, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year CBT U.S. Treasury Note	3/19/02	25	2,598,092	2,681,250
Total unrealized depreciation on futures contracts sold short				$ (83,158)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $71,310,985)	$ 76,296,783
Cash	538,773
Interest receivable	1,120,631
Receivable for Fund shares sold	60,143
Receivable for daily variation margin on open futures contracts	7,031
Total assets	78,023,361
Liabilities
Payable for investments purchased	2,110,170
Payable for when-issued and forward delivery securities	1,029,680
Dividends payable	26,946
Payable for Fund shares redeemed	20,941
Accrued management fee	31,760
Other accrued expenses and payables	39,167
Total liabilities	3,258,664
Net assets, at value	$ 74,764,697
Net Assets
Net assets consist of: Undistributed net investment income	14,301
Net unrealized appreciation (depreciation) on: Investments	4,985,798
Futures	(83,158)
Accumulated net realized gain (loss)	(1,522,172)
Paid-in capital	71,369,928
Net assets, at value	$ 74,764,697

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($68,195,148 / 6,619,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.30
Maximum offering price per share (100 / 95.5 of $10.30)	$ 10.79
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($5,752,915 / 559,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.28
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($816,634 / 79,368 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income
Income: Interest	$ 1,893,592
Expenses: Management fee	197,178
Administrative fee	37,394
Distribution service fees	102,341
Trustees' fees and expenses	6,881
Other	613
Total expenses, before expense reductions	344,407
Expense reductions	(568)
Total expenses, after expense reductions	343,839
Net investment income	1,549,753
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,290
Futures	82,310
108,600
Net unrealized appreciation (depreciation) during the period on: Investments	(556,222)
Futures	(83,158)
(639,380)
Net gain (loss) on investment transactions	(530,780)
Net increase (decrease) in net assets resulting from operations	$ 1,018,973

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Years Ended August 31, 2001
Operations: Net investment income	$ 1,549,753	$ 3,386,498
Net realized gain (loss) on investment transactions	108,600	416,989
Net unrealized appreciation (depreciation) on investment transactions during the period	(639,380)	3,682,531
Net increase (decrease) in net assets resulting from operations	1,018,973	7,486,018
Distributions to shareholders from: Net investment income: Class A	(1,426,532)	(3,210,508)
Class B	(100,847)	(226,685)
Class C	(14,748)	(37,571)
Fund share transactions: Proceeds from shares sold	8,339,902	12,061,081
Reinvestment of distributions	789,314	1,672,411
Cost of shares redeemed	(6,387,199)	(22,578,209)
Net increase (decrease) in net assets from Fund share transactions	2,742,017	(8,844,717)
Increase (decrease) in net assets	2,218,863	(4,833,463)
Net assets at beginning of period	72,545,834	77,379,297
Net assets at end of period (including undistributed net investment income of $14,301 and $6,675, respectively)	$ 74,764,697	$ 72,545,834

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended August 31,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 9.85	$ 9.72	$ 10.62	$ 10.42	$ 10.21
Income (loss) from investment operations: Net investment income	.22	.46	.45	.47	.49	.51
Net realized and unrealized gain (loss) on investment transactions	(.10)	.57	.13	(.68)	.35	.33
Total from investment operations	.12	1.03	.58	(.21)	.84	.84
Less distributions from: Net investment income	(.22)	(.48)	(.45)	(.47)	(.49)	(.51)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)	(.12)
Total distributions	(.22)	(.48)	(.45)	(.69)	(.64)	(.63)
Net asset value, end of period	$ 10.30	$ 10.40	$ 9.85	$ 9.72	$ 10.62	$ 10.42
Total Return (%)[b]	1.21**	10.77	6.15	(2.13)	8.27	8.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	66	70	85	100	99
Ratio of expenses before expense reductions (%)	.88*	.91[c]	1.00	.88	.85	.83
Ratio of expenses after expense reductions (%)	.88*	.89[c]	.99	.88	.85	.83
Ratio of net investment income (%)	4.40*	4.67	4.80	4.57	4.65	4.92
Portfolio turnover rate (%)	7*	13	21	56	70	87

a For the six months ended February 28, 2002 (Unaudited).
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .89% and .87%, respectively.
d As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gain (loss) per share by $.002, and increase the ratio of net investment income to average net assets from 4.35% to 4.40%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class B

Years Ended August 31,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.40	$ 10.19
Income (loss) from investment operations: Net investment income	.17	.38	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.10)	.56	.12	(.67)	.35	.33
Total from investment operations	.07	.94	.50	(.28)	.75	.75
Less distributions from: Net investment income	(.17)	(.39)	(.38)	(.39)	(.40)	(.42)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)	(.12)
Total distributions	(.17)	(.39)	(.38)	(.61)	(.55)	(.54)
Net asset value, end of period	$ 10.28	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.40
Total Return (%)[b]	.78**	9.77	5.32	(2.85)	7.38	7.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	6	6	4
Ratio of expenses before expense reductions (%)	1.70*	1.79[c]	1.77	1.69	1.68	1.65
Ratio of expenses after expense reductions (%)	1.70*	1.74[c]	1.76	1.69	1.68	1.65
Ratio of net investment income (%)	3.58*	3.82	4.03	3.76	3.82	4.10
Portfolio turnover rate (%)	7*	13	21	56	70	87

a For the six months ended February 28, 2002 (Unaudited).
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.75% and 1.73%, respectively.
d As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gain (loss) per share by $.002, and increase the ratio of net investment income to average net assets from 3.53% to 3.58%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class C

Years Ended August 31,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.41	$ 10.20
Income (loss) from investment operations: Net investment income	.17	.37	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.09)	.56	.12	(.67)	.34	.33
Total from investment operations	.08	.93	.50	(.28)	.74	.75
Less distributions from: Net investment income	(.17)	(.38)	(.38)	(.39)	(.40)	(.42)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)	(.12)
Total distributions	(.17)	(.38)	(.38)	(.61)	(.55)	(.54)
Net asset value, end of period	$ 10.29	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.41
Total Return (%)[b]	.77**	9.69	5.34	(2.84)	7.26	7.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.9		1	1.7		.6
Ratio of expenses before expense reductions (%)	1.69*	1.97[c]	1.74	1.68	1.69	1.64
Ratio of expenses after expense reductions (%)	1.69*	1.84[c]	1.73	1.68	1.69	1.64
Ratio of net investment income (%)	3.59*	3.73	4.06	3.76	3.81	4.11
Portfolio turnover rate (%)	7*	13	21	56	70	87

a For the six months ended February 28, 2002 (Unaudited).
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.85% and 1.83%, respectively.
d As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gain (loss) per share by $.002, and increase the ratio of net investment income to average net assets from 3.54% to 3.59%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $1,337,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($623,000) and August 31, 2009 ($714,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to the Fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $7,199,643 and $2,676,350, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 32,546	$ 4,875
Class B	4,307	644
Class C	541	74
	$ 37,394	$ 5,593

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 21,535	$ 3,464
Class C	3,245	485
	$ 24,780	$ 3,949

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 69,814	$ 12,762
Class B	6,666	978
Class C	1,081	212
	$ 77,561	$ 13,952

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended February 28, 2002 aggregated $0.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, the CDSC for Class B and C shares was $2,409 and $0, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	796,322	$ 8,029,306	1,102,764	$ 11,085,496
Class B	28,237	290,529	74,108	742,531
Class C	1,939	20,067	23,073	233,054
		$ 8,339,902		$ 12,061,081
Shares issued to shareholders in reinvestment of distributions
Class A	71,971	$ 736,189	156,059	$ 1,567,005
Class B	4,195	42,818	8,112	81,191
Class C	1,010	10,307	2,419	24,215
		$ 789,314		$ 1,672,411
Shares redeemed
Class A	(578,175)	$ (5,909,139)	(2,061,087)	$ (20,752,031)
Class B	(38,502)	(396,956)	(118,639)	(1,190,728)
Class C	(7,955)	(81,104)	(63,092)	(635,450)
		$ (6,387,199)		$ (22,578,209)
Net increase (decrease)
Class A	290,118	$ 2,856,356	(802,264)	$ (8,099,530)
Class B	(6,070)	(63,609)	(36,419)	(367,006)
Class C	(5,006)	(50,730)	(37,600)	(378,181)
		$ 2,742,017		$ (8,844,717)

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $568 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $125,239 increase in cost of securities and a corresponding $125,239 decrease in net unrealized appreciation, based on securities held by the Fund on September 1, 2001.

The effect of this change for the six months ended February 28, 2002, was to increase net investment income by $17,378, decrease unrealized appreciation by $17,378, and decrease net realized gains by $0. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Zurich Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.